THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 3(b) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT)

US $55;000.00

ALKAME HOLDINGS, INC.

8% CONVERTIBLE REDEEMABLE NOTE

DUE OCTOBER 29, 2015

FOR VALUE RECEIVED, Alkame Holdings, Inc., (the "Company") promises to pay to the order of UNION CAPITAL, LLC and its authorized successors and permitted assigns ("Holder"), the aggregate principal face amount of Fifty Five Thousand Dollars exactly (U.S. $55,000.00) on October 29, 2015 ("Maturity Note") and to pay interest on the principal amount outstanding hereunder at the rate of 8% per annum commencing on October 29. 201 4. This Note contains a 10% OID such that the purchase price shall be $50,000.00. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note. The principal of and interest on this Note are payable at 338 Crown Street, Brooklyn, NY 11225 initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date less any amounts required by law to be deducted or withheld to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of this Company. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.                   This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange except that Holder shall pay any tax or other governmental charges payable in connection therewith.

2.                   The Company shall be entitled to withhold from all payments any amount required to be withheld under applicable laws.

3.                   This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended ("Act") and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted (“Note of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt of telecopy) of such Notice of Conversion shall be the Conversion Date.

4.                   (a) The Holder of this Note is entitled at its option at any time after 180 days, and after full cash payment for the shares convertible hereunder, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) without restrictive legend of any nature at a price (“Conversion Price”) for each share of Common Stock equal to the lower of (i) 60% of the lowest trading price of the Common Stock as reported on the National Quotations Bureau OTCQB exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future (“Exchange”), for the twenty five prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Easter Standard or Daylight Savings Time if the Holder wishes to include the same day closing price or (ii) $0.10 per share. If the shares have not be delivered within 3 days the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such shares of Common Stock the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder’s intention to convert this Note or a specified portion hereof and accompanied by proper assignment hereof in blank. Accrued but upon interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion but the number of shares issuable shall be rounded to the nearest whole share. In the event the Company experience a DTC “Chill” on its shares, the conversion price shall be decreased to 50% instead of 60% while that “Chill” is in effect. In no event shall the Holder be allowed to effect a conversion if such conversion, along with all other shares of Company Common Stock beneficially owned by the Holder and its affiliates would exceed 9.9% of the outstanding shares of the Common Stock of the Company.

(b) Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common Stock ("Interest Shares"). The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

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(c) During the first 90 days after the Note has been issued, it may be prepaid at 115% of the face amount plus any accrued interest This Note may not be prepaid after the 91stth day. The redemption must be closed and paid for within 3 business days of the Company sending the redemption demand or the redemption will be invalid and the Company may not redeem this Note.

(d) Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange or outstanding shares of the Common Stock, (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or ex-change of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”)., then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of the Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e) In case of any Sale Event in connection with which this Note is not re-deemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.                   No Provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and the form, herein prescribed.

6.                   The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest , notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7.                   The Company agrees to pay all costs and expenses, including reasonable attorneys' fees and expenses, which may be incurred by the Holder in collecting any amount due.

8.                   If one or more of the following described "Events of Default" shall occur:

(a)              The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)              Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Securities Purchase Agreement under which this note was issued shall be false or misleading in any respect; or

(c)              The Company shall fail to perform or observe, in any respect, any covenant, term, provision , condition, agreement or obligation of the Company under this Note or any other note issued to the Holder, and not cure such failure within 10 days of such event; or

(d)              The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief all under federal or state laws as applicable: or

(e)              A trustee, liquidator or receiver shall be appointed for the Company or for property or business without its consent shall not be discharged within good faith

(f)               Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody of control of the whole or substantial portion of the properties or assets of the Company; or

(g)              One or more money judgments writs or warrants of attachment or similar process, in excess of fifty thousand dollars (450,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)              Defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and tailed to cure such default w1thm the appropriate grace period ; or

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(i)                The Company shall have its Common Stock delisted from an exchange (in- eluding the OTCBB exchange) or, if the Common Stock trades on an exchange, then trading in the

(j)               Intentionally Deleted

(k)              The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(l)                The Company shall not replenish the reserve set forth in Section 12, within 3 business days of the request of the Holder.

(m)            The Company shall not be "current" in its filings with the Securities and Exchange Commission; or

(n)              The Company shall lose the "bid" price for its stock in a market (including the OTCQB marketplace or other exchange).

Then, or at any time thereafter, unless cured, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding , and the Holder may immediately , and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of Section 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. The penalty for a breach of Section 8(n) shall be an increase of the outstanding principal amounts by 20%. In case of a breach of Section 8(i), the outstanding principal due under this Note shall increase by 50%. If this Note is not paid at maturity, the outstanding principal due under this Note shall increase by 10%.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including, without limitation, engaging an attorney, then if the Holder prevails in such action, the Holder shall be reimbursed by the Company for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

9.                   In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10.                Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11.                The Company represents that it is not a "shell" issuer and has never been a "shell" issuer or that if it previously has been a "shell" issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a "shell issuer. Further. The Company will instruct its counsel to either (i) write a 144- 3(a)(9) opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder 's counsel.

12.                The Company shall issue irrevocable transfer agent instructions reserving 2,745,000 shares of its Common Stock for conversions under this Note (the "Share Reserve "). The reserve shall be replenished as needed to allow for conversions of this Note. Upon full conversion of this Note, any shares remaining in the Share Reserve shall be cancelled. The Company shall pay all costs associated with issuing and delivering the shares. The company should at all times reserve a minimum of four times the amount of shares required if the note would be fully converted. The Holder may reasonably request increases from time to time to reserve such amounts.

13.                The Company will give the Holder direct notice of any corporate actions including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14.                This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: 10/29/14

ALKAME HOLDINGS, INC.

By: /s/ Robert Eakle

Title: CEO

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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $ ______ of the above Note into ______ Shares of Common Stock of Alkame Holdings, Inc, ("Shares") according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion:

Applicable Conversion Price:

Signature:

[Print Name of Holder and Title of Signer]

Address:

SSN or EIN:

Shares are to be registered in the following name:

Name:

Address:

Tel:

Fax:

SSN or EIN:

Shares are to be sent or delivered to the following account:

Account Name:

Address:

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